FOURTH AMENDMENT
TO
THIRD AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 31st day of August, 2017, by and between SILICON VALLEY BANK, a California banking corporation (“Bank”) and QUICKLOGIC CORPORATION, a Delaware corporation (“Borrower”) whose address is 1277 New Orleans Drive, Sunnyvale, CA 94089-1138.
RECITALS
A.    Bank and Borrower have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of June 30, 2014, as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of September 26, 2014, that certain Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of September 25, 2015, and that certain Third Amendment to Third Amended and Restated Loan and Security Agreement dated as of February 10, 2016 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to make certain revisions, each as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.

2.1    Section 2.4(b) (Fees). Section 2.4(b) of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:

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“(b)    Revolving Line of Credit Fee. A non-refundable Committed Non-Formula Revolving Line fee, fully earned on the Fourth Amendment Effective Date and due and payable within 10 Business Days of the Fourth Amendment Effective Date in an amount equal to $17,500.”
2.2    Section 6.8 (Financial Covenants). Section 6.8 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:
“6.8    Financial Covenants. Borrower will comply with each of the following financial covenants:
(a)    Quick Ratio (Adjusted). Borrower will maintain a ratio, tested as of the last day of each month, of (a) Quick Assets to (b) the result of (i) Current Liabilities minus (ii) the current portion of Deferred Revenue plus (iii) the long-term portion of the Obligations, of at least 1.40 to 1.00.
(b)    Cash. Unrestricted cash or Cash Equivalents at Bank or at any of Bank’s Affiliates at all times in an amount of at least $6,000,000.”
2.3    Section 13 (Definitions).
(a)    Revolving Maturity Date. The definition of “Revolving Maturity Date” set forth in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:
““Revolving Maturity Date” is September 24, 2018.”
(b)    Fourth Amendment Effective Date. The definition of “Fourth Amendment Effective Date” is hereby added to Section 13.1 of the Loan Agreement in appropriate alphabetical order as set forth below:
““Fourth Amendment Effective Date” is the date of the Fourth Amendment to Third Amended and Restated Loan and Security Agreement.”
2.4    Exhibits. Exhibit C of the Loan Agreement is hereby amended and restated in its entirety with Exhibit C set forth in Exhibit A attached hereto.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements

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set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about

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the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
SILICON VALLEY BANK By: /s/ Ted Wilson Name: Ted Wilson Title: Managing Director	QUICKLOGIC CORPORATION By: /s/ Sue Cheung Name: Sue Cheung Title: CFO

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

EXHIBIT A

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE
QUICKLOGIC CORPORATION

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	QUICKLOGIC CORPORATION
1227 Orleans Drive
Sunnyvale, CA 94089-1138

The undersigned authorized officer (“Officer”) of QuickLogic Corporation (“Borrower”) certifies that under the terms and conditions of the Third Amended and Restated Loan and Security Agreement between Borrower and Silicon Valley Bank (as amended, restated, supplemented or other modified from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date, except for representations and warranties made as of a specific earlier date, which are to be true and correct in all material respects as of such earlier date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter, footnotes or year-end adjustments. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting and Financial Covenants	Required	Complies
Monthly financial statements, Compliance Certificate	Monthly within 45 days	Yes	No
Board Approved Projections	Annual within 60 days of FYE or the date provided to Borrowers’ Board	Yes	No
Accounts Payable and Accounts Receivable Listings	Within 30 days of the end of each month	Yes	No
10-Q, 10-K, and 8-K	Within 5 days after filing with SEC	Yes	No
Quick Ratio Adjusted	Monthly; ≥ 1.40:1.00	Yes	No
Minimum Cash	Monthly; ≥ $6,000,000	Yes	No
Have there been updates to Borrower’s intellectual property, if appropriate?		Yes	No

Exhibit A
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The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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[Signature page follows]

QUICKLOGIC CORPORATION By: Name: Title:	BANK USE ONLY Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

Exhibit A
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Schedule 1 to Compliance Certificate
Financial Covenants of Borrower

Calculations as of:    ____________________

I.    ADJUSTED QUICK RATIO (Section 6.8(a))

Required: 1.40:1.00 $_________

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower and its Subsidiaries held at Bank	$________
B.	Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries	$________
C.	Aggregate value of the Investments with maturities of fewer than 12 months of Borrower and its Subsidiaries held at Bank or its affiliates	$________
D.	Quick Assets (the sum of lines A through C)	$________
E.	Current Liabilities	$________
F.	the current portion of Deferred Revenue	$________
G.	the long-term portion of the aggregate value of Obligations to Bank	$________
H.	line E minus line F plus line G minus	$________
J.	Quick Ratio (line D divided by line H)	$________

Is line J equal to or greater than 1.40:1.00?

☐ No, not in compliance    ☐ Yes, in compliance

II.    CASH (Section 6.8(b))

Required:    $6,000,000

Actual:

A.	Value of Line III. (Cash)	$__________
Is line A equal to or greater than $6,000,000?

☐ No, not in compliance    ☐ Yes, in compliance

Exhibit A
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PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:	QUICKLOGIC CORPORATION

LOAN OFFICER:        ____________

DATE:                ____________

Loan Fee    $_____
Documentation Fee    _____

TOTAL FEES DUE    $______

{ } A check for the total amount is attached.

{ } Debit DDA # __________________ for the total amount.

BORROWER:

Authorized Signer        (Date)

SILICON VALLEY BANK

Loan Officer Signature        (Date)

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